File Nos. 33-4382 & 811-4626

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

THE CASCADES TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Important Notice
Please Read Immediately

[Graphic:
Fund Logo]

Tax-Free Trust of Oregon
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on April 13, 2011

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the “Trust”), the only series of the Cascades Trust, will be held:

Place:	(a)	at the World Forestry Center Cheatham Hall 4033 SW Canyon Road Portland, Oregon;
Time:	(b)	on Wednesday, April 13, 2011 at 2:00 p.m. Pacific Daylight Time;
Purposes:	(c)	for the following purposes:
(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2011 (Annual Meeting Proposal No. 2);

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Trust’s records at the close of business on January 14, 2011 (the “record date”). Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

February 16, 2011

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Important Notice
Please Read Immediately

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Fund Logo]

Tax-Free Trust of Oregon
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Special Meeting of
Shareholders to Be Held
on April 13, 2011

To Shareholders of the Trust:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Tax-Free Trust of Oregon (the “Trust”), the only series of the Cascades Trust, will be held:

Place:	(a)	at the World Forestry Center Cheatham Hall 4033 SW Canyon Road Portland, Oregon;
Time:	(b)	on Wednesday, April 13, 2011 at 3:00 p.m. Pacific Daylight Time;
Purpose:	(c)	for the following purpose:
(i) to act upon a new Sub-Advisory Agreement (Special Meeting Proposal No. 1).

Who Can Vote What Shares:	(d)
To vote at the Special Meeting, you must have been a shareholder on the Trust’s records at the close of business on January 14, 2011 (the “record date”). Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

February 16, 2011

Please Note:
If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Tax-Free Trust of Oregon
380 Madison Avenue, Suite 2300,
New York, New York 10017

Joint Proxy Statement

Introduction

The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the “Trust”), the only series of the Cascades Trust, and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting.  The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.  The Fund is holding two separate meetings because the Fund is required to count proxies for shares held in “street” name and not voted as having the effect of negative votes on the meeting proposals.  It is anticipated that there will be fewer such proxies for the Special Meeting that there would have been had the Special Meeting proposals been included in the Annual Meeting; thus it will be more likely that the Special Meeting proposals will receive the affirmative voted needed for approval.

The Trust’s Manager (the “Manager”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust’s Investment Sub-Adviser is Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), with a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035.

A copy of the Trust’s most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

These Notices and Joint Proxy Statement are first being mailed on or about February 16, 2011.

You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Cards

There are two proxy cards enclosed: one for the Annual Meeting and one for the Special Meeting.

The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on a proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

General Information

You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust’s Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.  Quorums for the two meetings will be determined separately.

The Trust is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Trust’s shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Trust may telephone you to urge you to vote.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.35; Class C Shares, $10.34; and Class Y Shares, $10.34. Both meetings are expected to act only upon matters that affect the Trust as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a new Sub-Advisory Agreement. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 34,897,796; Class C Shares, 2,546,404; and Class Y Shares, 7,007,096.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Charles Schwab and Company FBO Customers 101 Montgomery Street San Francisco, CA	1,318,083 Class Y Shares	18.81%

Additional 5% shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1 at the Annual Meeting)

At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April 2010. All nominees have consented to serve if elected.

Nominees

Name, Address(1) and Date of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (02/25/58)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)
Non-interested Trustees
James A. Gardner Terrebonne, OR (07/22/43)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989, Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-89), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None
Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2002	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Lincoln Institute of Land Policy, Cambridge, MA
Edmund P. Jensen Portland, OR (04/13/37)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	Five Cubits, Inc. (formerly BMG Seltec), a software company
John W. Mitchell Lake Oswego, OR (07/13/44)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U. S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor's Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor's Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation
Ralph R. Shaw Portland, OR (08/23/38)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; and Shaw Venture Partners III, 1994-2005.	1	Schnitzer Steel Industries, Inc., Telestream, Inc., Five Cubits, Inc. (formerly BMG Seltec), a software company, Rentrak Corporation, One-to-One Interactive, Optimum Energy Co.
Nancy Wilgenbusch Marylhurst, OR (09/17/47)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments.
The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
James A. Gardner:	Experienced mutual fund Trustee; wide background in public affairs and proven leadership abilities.
Gary C. Cornia:	Experienced educator in business and finance.
Edmund P. Jensen:	Experienced in banking and finance matters.
John W. Mitchell:	Experienced economist, extensive knowledge of Oregon economy.
Ralph R. Shaw:	Prominent local businessman with extensive knowledge of local and national capital markets.
Nancy Wilgenbusch:	Experienced educator; member and former Chair of Portland branch of Federal Reserve Bank of San Francisco.
Name, Address(1) and Date of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Other Individuals Trustees Emeritus(6)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees 1985-2004 and Trustee, 1985-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Vernon R. Alden Boston, MA (04/07/23)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Narragansett Insured Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001 and Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, 1989-2001; Trustee Emeritus, Narragansett Insured Tax-Free Income Fund since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

David B. Frohnmayer Eugene, OR (07/09/40)	Trustee Emeritus since 2003
President Emeritus and formerly President (1994-2009), University of Oregon; former Dean of the University of Oregon Law School and former Attorney General of the State of Oregon; Trustee, Tax-Free Trust of Oregon, 1997-2003.

Patricia L. Moss Bend, OR (07/23/53)	Trustee Emerita since 2005	President and Chief Executive Officer, Cascade Bancorp and Bank of the Cascades since 1998; Trustee, Tax-Free Trust of Oregon, 2002-2005; active in community and educational organizations.
Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Hawaiian Tax-Free Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Christine L. Neimeth Portland, OR (02/10/64)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund and Tax-Free Trust of Oregon.
Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1985
Of Counsel to Butzel Long, a professional corporation, counsel to the Trust, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund (formerly known as Aquila Rocky Mountain Equity Fund) is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the “Aquila Group of Funds.”

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 12/31/10)

Name of Nominees	Dollar Range of Ownership in Tax-Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds Overseen by Trustee(1)

Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

James A. Gardner	E	E

Gary C. Cornia	D	E

Edmund P. Jensen	C	C

John W. Mitchell	E	E

Ralph R. Shaw	C	C

Nancy Wilgenbusch	C	C

__________________

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2010, the Trust paid a total of $214,298 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves
James A. Gardner	$41,500	$41,500	1
Gary C. Cornia	$23,600	$74,109	5
Edmund P. Jensen	$23,500	$23,500	1
John W. Mitchell	$23,500	$23,500	1
Ralph R. Shaw	$32,500	$32,500	1
Nancy Wilgenbusch	$24,500	$24,500	1

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

The Trust’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of January 31, 2011, these funds had aggregate assets of approximately $___ billion, of which approximately $___ billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann. As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended September 30, 2010, the Trust paid $1,973,984 in management fees.

During the fiscal year ended September 30, 2010, $568,194 was paid under Part I of the Trust’s Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $31,351 was retained by the Distributor. With respect to Class C Shares, during the same period $194,174 was paid under Part II of the Plan and $64,725 was paid under the Shareholder Services Plan. Of these total payments of $258,899, the Distributor received $34,028. All of such payments were for compensation.

During the fiscal year ended September 30, 2010, the Trust paid $158,225 to Butzel Long, a professional corporation, independent counsel to the Trust, for legal services. Edward M.W. Hines, Secretary of the Trust, is of counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, John W. Mitchell, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust’s internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Trust’s last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

During the Trust’s last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The committee has a working group consisting of James A. Gardner, Ralph R. Shaw and Nancy Wilgenbusch. The working group held one meeting during the last fiscal year. The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Trust’s business and operations.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, at the Board’s direction, the Manager has established a Risk Identification Group that meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

Vote Required

To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.

Ratification or Rejection of Selection of Independent Registered Public Accounting Firm
(Proposal No. 2 at the Annual Meeting)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2011. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended September 30, 2009 and 2010.

	2009	2010

Audit Fees	$19,800	$20,800
Audit related fees	0	0
Audit and audit related fees	$19,800	$20,800
Tax fees (1)	3,200	3,300
All other fees	0	0
Total	$23,000	$24,100

(1)	Tax fees consisted of fees for tax consultation and tax compliance services.

TWB did not perform any services during the last fiscal year for the Trust’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2011.

TWB has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.

Consideration of a New Sub-Advisory Agreement
(Proposal No. 1 of the Special Meeting)

Background and Reasons for the Proposal

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017 (the “Manager”), is the Trust’s investment adviser under an Advisory and Administration Agreement. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust and providing other administrative services. The Manager’s investment advisory duties, including portfolio management, have been delegated to a sub-adviser under a sub-advisory agreement. Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc. (”FAF Advisors”), a subsidiary of U.S. Bank National Association.

On July 28, 2010, U.S. Bancorp, the ultimate parent company of FAF Advisors, agreed to sell a portion of FAF Advisors’ asset management business, including that part of its asset management business that sub-advised the Trust, to Nuveen Investments, Inc.  The transaction was scheduled to close on or about December 31, 2010. In anticipation of that transaction and after consideration of various alternatives, it was determined that it would be in the best interests of the Trust and its shareholders that the existing sub-advisory agreement between the Manager and FAF Advisors be terminated prior to the Nuveen transaction and that the Manager enter into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Davidson Fixed Income Management, Inc., an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management (the “New Sub-Adviser”). Accordingly, the existing sub-advisory agreement between the Manager and FAF Advisors was terminated by the Trust on December 31, 2010 and the Manager and the New Sub-Adviser entered into the Sub-Advisory Agreement on December 31, 2010 which became effective after the close of business on December 31, 2010.

Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the Sub-Advisory Agreement provides for its automatic termination at the end of 150 days unless the shareholders of the Trust approve the agreement within that period – i.e., by May 30, 2011. Accordingly, the Trustees have submitted the Sub-Advisory Agreement for approval by the shareholders.

Information about the New Sub-Adviser

The New Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. It provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government. The New Sub-Adviser has approximately $5.0 billion in assets under management. It has a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Since 1992, the New Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado (“TFFC”), a municipal bond fund that is, like the Trust, a member of the Aquila Group of Funds. At December 31, 2010, TFFC had net assets of $272,875,132.

Mr. Christopher Johns is the Trust’s new portfolio manager. Mr. Johns has been the portfolio manager of TFFC, which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the New Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver), which acted as investment adviser to TFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Description of Davidson Companies

Davidson Fixed Income Management, Inc. (DFIM) is a wholly-owned subsidiary of Davidson Companies (“Davidson”) and does business with respect to TFFC and the Trust as Kirkpatrick Pettis Capital Management. In addition to the TFFC sub-advisor relationship, DFIM manages and provides investment advice with respect to approximately $4.7 billion of assets, primarily for state and local units of government mostly in the Western United States. DFIM currently employs 15 people in 5 states including four investment professionals in Portland, Oregon who manage investments for state and local governments in Oregon and elsewhere in the West.  Davidson is a diversified financial services company that operates its business through four primary operating subsidiaries-DFIM, D.A. Davidson & Co., a securities broker dealer, Davidson Trust Co., a trust company, and Davidson Investment Advisors, an investment adviser.  Davidson employs approximately 1100 persons, has total revenues of approximately $250 million and equity capital of about $140 million, with virtually no debt.  It is an employee-owned company that has been in business for 75 years and has operated conservatively and with a strong commitment to ethical business behavior, conservative financial management and placing our clients’ interests before its own.

Ownership of Davidson Companies

Ian B. Davidson                                                         18%

Employee Stock Ownership
Plan ESOP (owned by the
Employees of Davidson
Companies)                                                                40%

No other person owns more than 10% of its outstanding shares.

Additional Information about the Sub-Adviser

The names, addresses, and principal occupations of the principal executive officer and each director of the New Sub-Adviser are as follows:

Name and Address of Director	Position
William A. Johnstone 2 Centerpointe Drive Lake Oswego, OR 97035	President and Chief Executive Officer
Sam C. Doyle 2 Centerpointe Drive Lake Oswego, OR 97035	President, Fixed Income Capital Markets of D.A. Davidson & Co.
Tom S. Nelson 2 Centerpointe Drive Lake Oswego, OR 97035	Senior Vice President, Chief Financial Officer and Chief Operating Officer
Scott D. Prickett 2 Centerpointe Drive Lake Oswego, OR 97035	Senior Vice President and Managing Director

Basis for the Trustees’ Approval of the Sub-Advisory Agreement

The Sub-Advisory Agreement was approved by the Board of Trustees and the independent Trustees on December 30, 2010, to take effect after the close of business on December 31, 2010. At a meeting called and held for the foregoing purpose at which the independent Trustees were present, the following materials were considered:

•	Copies of the agreement to be approved;

•	A term sheet describing the material terms of the agreement;

•	The Annual Report of the Trust for the year ended September 30, 2010; and

•
A report prepared by the Manager containing data about the performance of Tax-Free Fund of Colorado (“TFFC”) compared to various benchmarks, data about the Trust’s fees and expenses together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the New Sub-Adviser.

In approving the Agreement, the Trustees considered the following factors:

The nature, extent, and quality of the services to be provided by the Manager and the New Sub-Adviser.

The Trustees noted the extensive investment management experience of the New Sub-Adviser’s Senior Vice President and Portfolio Manager, Mr. Christopher Johns, as portfolio manager of TFFC. Mr. Johns has 30 years of fixed income portfolio management experience including 23 years managing the portfolio of TFFC. As to past performance, because the New Sub-Adviser was new to the Trust, there was no relevant past Trust performance to review. In the absence of relevant past Trust performance, the Trustees reviewed the performance of the New Sub-Adviser as sub-adviser to TFFC, a single-state tax-free municipal bond fund with a similar investment objective to that of the Trust.

The Board considered that the New Sub-Adviser would provide all services the Board deemed necessary or appropriate, including the specific portfolio management services and credit analysis that the Board has determined are required for the Trust. The Board concluded that the services to be provided would be appropriate and satisfactory and that there was a reasonable basis for expecting that the Trust would be well served. Evaluation of this factor weighed in favor of approval of the Sub-Advisory Agreement.

The investment performance of TFFC and the New Sub-Adviser.

The Board reviewed each aspect of TFFC’s performance and compared its performance with that of its competitors, its peer group (i.e., Morningstar single-state intermediate tax-free municipal bond funds nationwide), and the benchmark index. It was noted that the materials provided by the Manager indicated that TFFC had investment performance that was generally comparable overall to that of its Morningstar peer group and its competitors, compared to which the Fund outperformed in some periods and in others it underperformed.

The Board concluded that the performance of TFFC was acceptable in light of market conditions, the length of its average maturities, its investment objectives including portfolio quality and its emphasis on risk minimization, while observing that TFFC’s Sharpe and Treynor ratios, which measure risk-adjusted return, were more favorable than those of the Morningstar peer group. Evaluation of the investment performance of TFFC indicated to the Trustees that approval of the Sub-Advisory Agreement would be appropriate.
The costs of the services to be provided and profits to be realized by the New Sub-Adviser from its relationships with the Trust.

The information provided in connection with renewal contained expense data for the Trust and its competitors as well as data for its Morningstar peer group, including data for all such front-end load funds of a comparable asset size. The materials also showed estimate pro-forma profitability to the New Sub-Adviser of its services to the Trust.

The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide and by the Trust’s local competitors.

The Board concluded that the estimated profitability to the New Sub-Adviser did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows.

The Trustees considered that the sub-advisory fee to be paid under the Sub-Advisory Agreement includes scheduled reductions in the fee at asset levels of $400 million and $1 billion and concluded, as an initial determination, that the fee is likely to share economies of scale if and as the Trust increases in size.

Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be approved.

Benefits derived or to be derived by the New Sub-Adviser from its relationships with the Trust.

The Board observed that the New Sub-Adviser, by providing services to a number of accounts, including those that would be provided to the Trust or other investment clients, was able to spread costs as it would otherwise be unable to do. The Board noted that while that would produce efficiencies and increased profitability for the New Sub-Adviser, it would also make the New Sub-Adviser’s services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise be possible.

The Trustees also considered other factors, which included but were not limited to whether the Trust would be likely to operate in compliance with its investment objective and the Trust's previous record of compliance with its investment restrictions, and the compliance programs of the Trust, the Manager and the New Sub-Adviser.

________________

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Sub-Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the Sub-Advisory Agreement.

The Sub-Advisory Agreement

As stated above, pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the new Sub-Advisory Agreement between the New Sub-Adviser and the Manager provides for its automatic termination at the end of 150 days unless the shareholders of the Trust approve the agreement within that period. Until that approval is obtained or the agreement automatically terminates after 150 days on May 30, 2011, the Trustees or a majority of the Trust’s outstanding voting securities may terminate the agreement on not more than 10 calendar days’ written notice. If the shareholders approve the agreement it will continue in effect so long as its continuance  is  annually approved by the non-interested Trustees and either the full Board of Trustees or the Trust’s shareholders, and may be terminated by either party or the Trust upon 60 days’ notice..

The New Sub-Adviser has agreed to scheduled reductions in its fee. The Manager, in turn, has contractually agreed to waive its fee in parallel with the reductions of the sub-advisory fee through January 31, 2012 so that the following schedule of annual fee rates payable by the Trust shall be in effect during the period: 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.

The new Sub-Advisory Agreement is substantially similar to the former sub-advisory agreement (with FAF Advisors) except for the fee, which now contains scheduled reductions from its initial rate at certain asset levels as set forth in the summary below, and the following additions to the new Sub-Advisory Agreement: (i) explicit provisions addressing compliance-program and related matters; (ii) provision for the required 150-day shareholder-approval window as discussed above; (iii) a requirement of local Oregon-based management facilities and personnel and (iv) a provision prohibiting the New Sub-Adviser from managing any other registered Oregon bond fund without the Manager’s consent.

The following is a summary of the material terms of the Agreement other than its termination provisions discussed above:

In the Agreement, the Manager appoints the New Sub-Adviser (hereafter, the “Sub-Adviser”) to render, to the Manager and to the Trust, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.  The Sub-Adviser is to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

The Sub-Adviser agrees, subject to the other provisions of the Agreement to the direction and control of the Manager and the Board of Trustees of the Trust, to:

(i)	supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Trust;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv)
at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least monthly using another such source satisfactory to the Trust; and

(v)	consult with the Manager in connection with its duties under the Agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Trust as amended from time to time, any policies and determinations of the Board of Trustees of the Trust, and the fundamental policies of the Trust.

The Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Agreement also provides that, in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," and it sets forth other provisions governing the Sub-Adviser’s placement of portfolio trades.

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Trust of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Trust. There are related provisions concerning cooperation with the Trust’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.  But nothing in the Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Agreement. It also pays all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Trust up to $400,000,000; 0.16 of 1% of the Trust’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Trust's net assets above $1,000,000,000.

Action Requested

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

Vote Required

The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 1 to the Special Meeting. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three outstanding classes of shares.

If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2012 annual meeting must be received by the Trust by October 18, 2011, in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by December 30, 2011.

Other Business

The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

The Trust does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

For the convenience of the shareholders who live a distance from Portland, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of consideration of the proposals discussed in the proxy statement. The outreach meeting this year will be held on Tuesday, April 12, 2011 in Eugene, Oregon at 3:00 p.m.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Tax-Free Trust of Oregon

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
and
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on April 13, 2011

PROXY STATEMENT

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY            AQUILA GROUP OF FUNDS          PROXY
TAX-FREE TRUST OF OREGON
Proxy for Annual Meeting of Shareholders – April 13, 2011
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, April 13, 2011, at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature ____ Signature (if held jointly) ____ Date
	YES	NO
I plan to attend the Annual Meeting in Portland.	⁮	⁮
I plan to attend the outreach meeting in Eugene.	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds Tax-Free Trust of Oregon Shareholder Meeting to Be Held on April 13, 2011.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu22271

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF OREGON ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL

1. Election of Trustee Nominees:			⁮	⁮	⁮

01. Gary C. Cornia	02. James A. Gardner	03. Diana P. Herrmann*
04. Edmund P. Jensen	05. John W. Mitchell	06. Ralph R. Shaw
07. Nancy Wilgenbusch
*Interested Trustee
To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY            AQUILA GROUP OF FUNDS          PROXY
TAX-FREE TRUST OF OREGON
Proxy for Special Meeting of Shareholders – April 13, 2011
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on Wednesday, April 13, 2011, at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR the Special Meeting Proposal No. 1.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature ____ Signature (if held jointly) ____ Date
	YES	NO
I plan to attend the Special Meeting in Portland.	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds Tax-Free Trust of Oregon Shareholder Meeting to Be Held on April 13, 2011.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu22271

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF OREGON SPECIAL MEETING

	FOR	AGAINST	ABSTAIN

1. Action on a new Sub-Advisory Agreement. (Special Meeting Proposal No. 1).	⁮	⁮	⁮

As to any other matter said proxies shall vote in accordance with their best judgment.

Special Meeting Attendance – You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.